UNIVERSAL ANNUITY

ANNUAL REPORTS
DECEMBER 31, 1996






THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES

THE TRAVELERS QUALITY BOND ACCOUNT
FOR VARIABLE ANNUITIES

THE TRAVELERS MONEY MARKET ACCOUNT
FOR VARIABLE ANNUITIES


[TRAVELERSLIFE AND ANNUITY LOGO]

The Travelers Insurance
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for The Travelers Growth and Income Stock Account for Variable Annuities.


[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities.

[TRAVELERSLIFE AND ANNUITY LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1996



ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the Federal Government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policymakers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the
quarter and 4.1% for the full year.   For the year, the Lehman Long
Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the twelve-month period ending December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") provided a total return of 23.0%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation
disappointments.   After a prolonged period of underperformance, relative
valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.




KENT A. KELLEY, CFA, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                               TABLE OF CONTENTS




                                                             PAGE
-------------------------------------------------------------------
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES .....................................   5


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ..  18


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ..  30

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Investment Management Company ("TIMCO") to provide diversified exposure to the large company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large company stocks.

For the year ended December 31, 1996, Account GIS achieved a total return of 23.4%, before fees and expenses, outperforming the S&P 500 total return of 23.1%. Net of fees and expenses, Account GIS had a total return of 21.4% for the year, which compared favorably to the 19.9% average return for variable annuity stock accounts in the Lipper Growth & Income category.

During the second half of 1996, stock selection in the energy and producer durables sectors made the strongest positive contribution to the portfolio's overall relative performance. In the energy sector, the portfolio benefited from holdings in better performing stocks in the oilfield services group, such as Ensco International and Cooper Cameron. In the exploration and production group, an overweighted position in Anadarko Petroleum also helped performance. In the producer durables sector, our largest relative gain came from holdings in Harnischfeger, United Technologies and Honeywell. We lost ground relative to the benchmark in the technology and consumer staples sectors. In the technology sector, we were penalized by being underweight in a number of computer and networking stocks that moved up sharply after reporting surprisingly strong sales and earnings, including Compaq, Dell and 3COM. In the consumer staples sector, performance was hurt by our position in PepsiCo. which traded lower in reaction to weak international soft drink sales.

We continue to focus on stocks that exhibit improving earnings (primarily measured by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which trade at a reasonable price-to-earnings ratios
relative to expected earnings growth rates.   In the technology sector, we have
emphasized market leaders that are currently benefiting from strong pricing and product demand, such as Intel in the semiconductor group and Cisco in the client/server networking group. In the health care sector, we have an overweight in Bristol-Myers Squibb which has improved earnings momentum from its new drug therapy to combat high blood cholesterol. In the consumer sectors, we are focusing on a number of retailers that have good sales momentum and whose shares still trade at a reasonable multiple of earnings, such as The Gap and Borders Group. In financial services, we have overweighted positions in a number of banks and specialty insurance companies that combine above-average earnings growth and low relative valuations, including BankAmerica, Ambac and Transatlantic Holdings.

PORTFOLIO MANAGERS: SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA - KENT A. KELLEY, CFA






                                  [TIMCO LOGO]

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


NON-TIMED 12/96                                1 YEAR       3 YEAR        5 YEAR
The Travelers Growth and Income
  Stock Account for Variable Annuities          21.37%       17.52%        12.02%
Lipper Growth and Income Category Average       19.92%       15.44%        12.82%

This is a comparison of The Travelers Growth and Income Stock Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1996. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 16.16%, five year 11.07% and ten year 11.45%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996


ASSETS:
   Investment securities, at market value (cost $380,011,106)......    $  507,590,759
   Cash............................................................             2,623
   Receivables:
      Dividends....................................................           546,452
      Interest.....................................................               577
      Investment securities sold...................................         2,034,612
      Purchase payments and transfers from other Travelers
        accounts...................................................           486,574
   Other assets....................................................            26,456
                                                                       --------------

          Total Assets.............................................       510,688,053
                                                                       --------------

LIABILITIES:
   Payables:
      Investment securities purchased..............................         2,059,125
      Contract surrenders and transfers to other Travelers
        accounts...................................................           275,701
      Investment management and advisory fees......................            25,507
   Accrued liabilities.............................................            71,387
                                                                       --------------

         Total Liabilities.........................................         2,431,720
                                                                       --------------

NET ASSETS.........................................................    $  508,256,333
                                                                       ==============


                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Dividends......................................................   $    8,866,836
   Interest ......................................................          598,573
                                                                     --------------
       Total income...............................................                     $   9,465,409

EXPENSES:
   Investment management and advisory fees........................        2,079,020
   Insurance charges..............................................        5,316,715
                                                                     --------------
       Total expenses.............................................                         7,395,735
                                                                                       -------------
          Net investment income...................................                         2,069,674
                                                                                       -------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
     INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
       Proceeds from investment securities sold...................      408,860,943
       Cost of investment securities sold.........................      363,866,404
                                                                     --------------
          Net realized gain.......................................                        44,994,539

   Change in unrealized gain on investment securities:
       Unrealized gain at December 31, 1995.......................       84,623,392
       Unrealized gain at December 31, 1996.......................      127,579,653
                                                                     --------------
          Net change in unrealized gain for the year..............                        42,956,261
                                                                                       -------------

              Net realized gain and change in unrealized gain.....                        87,950,800
                                                                                       -------------

   Net increase in net assets resulting from operations...........                     $  90,020,474
                                                                                       =============


                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                               1996               1995
                                                                               ----               ----
OPERATIONS:
   Net investment income.............................................    $     2,069,674    $     3,305,259
   Net realized gain from investment security transactions...........         44,994,539         37,951,859
   Net change in unrealized gain on investment securities............         42,956,261         71,724,212
                                                                         ---------------    ---------------
       Net increase in net assets resulting from operations..........         90,020,474        112,981,330
                                                                         ---------------    ---------------

UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 2,813,343 and 2,505,561 units, respectively)....         28,931,829         20,576,327
   Participant transfers from other Travelers accounts
      (applicable to 3,490,521 and 2,758,216 units, respectively)....         35,759,376         23,120,885
   Administrative charges
      (applicable to 32,900 and 39,010 units, respectively)..........           (358,274)          (345,103)
   Contract surrenders
      (applicable to 3,057,943 and 3,134,685 units, respectively)....        (31,680,018)       (26,235,475)
   Participant transfers to other Travelers accounts
      (applicable to 3,458,474 and 3,616,329 units, respectively)....        (35,315,088)       (29,697,410)
   Other payments to participants
      (applicable to 207,886 and 138,390 units, respectively)........         (2,212,219)        (1,142,807)
                                                                         ---------------    ---------------
      Net decrease in net assets resulting from unit transactions....         (4,874,394)       (13,723,583)
                                                                         ---------------    ---------------
          Net increase in net assets.................................         85,146,080         99,257,747


NET ASSETS:
   Beginning of year.................................................        423,110,253        323,852,506
                                                                         ---------------    ---------------
   End of year.......................................................    $   508,256,333    $   423,110,253
                                                                         ===============    ===============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1996, were $383,843,522 and $384,169,009, respectively. Realized gains and losses from security transactions are reported on an identified cost basis.

    Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $125,284 and $70,759 for the years ended December 31, 1996 and 1995, respectively.

    Net realized gains resulting from futures contracts were $504,688 and $2,884,399 for the years ended December 31, 1996 and 1995, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. At December 31, 1996, Account GIS did not hold any open futures contracts.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.45% of Account GIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $43,814 and $40,106 for the years ended December 31, 1996 and 1995, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $163,657 and $189,214 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  NET ASSETS HELD BY AFFILIATE

    Approximately $11,931,000 and $10,733,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 1996 and 1995, respectively. Transactions with this affiliate during the years ended December 31, 1996 and 1995, were comprised of participant purchase payments of approximately $1,077,000 and $427,000 and contract surrenders of approximately $694,000 and $560,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY



                                                                                     DECEMBER 31, 1996
                                                                       ---------------------------------------------------
                                                                                            UNIT                 NET
                                                                       UNITS                VALUE               ASSETS
                                                                       -----                -----               ------
Accumulation phase of contracts issued prior to May 16, 1983......    16,167,393      $      11.763         $  190,162,991
Annuity phase of contracts issued prior to May 16, 1983...........       386,135             11.763              4,541,766
Accumulation phase of contracts issued on or after May 16, 1983...    27,510,470             11.371            312,786,250
Annuity phase of contracts issued on or after May 16, 1983........        67,313             11.371                765,326
                                                                                                            --------------

Net Contract Owners' Equity........................................                                         $  508,256,333
                                                                                                            ==============

6. SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each year.)



Contracts issued prior to May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                    1996               1995             1994              1993          1992
                                                    ----               ----             ----              ----          ----
SELECTED PER UNIT DATA:
  Total investment income.....................    $    .216          $    .208        $    .192         $   .189     $     .192
  Operating expenses..........................         .154               .123             .100             .092           .085
                                                 ----------         ----------        ---------         --------     ----------

  Net investment income.......................         .062               .085             .092             .097           .107

  Unit value at beginning of year.............        9.668              7.120            7.194            6.664          6.587
  Net realized and change in unrealized
    gains (losses)............................        2.033              2.463            (.166)            .433          (.030)
                                                 ----------         ----------        ---------         --------     ----------

  Unit value at end of year...................    $  11.763          $   9.668        $   7.120         $  7.194     $    6.664
                                                 ==========         ==========        =========         ========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value.......    $    2.10          $    2.55        $    (.07)         $   .53     $      .08
  Ratio of operating expenses to average
    net assets................................         1.45 %             1.45 %           1.41 %           1.33 %         1.33 %
  Ratio of net investment income to average
    net assets................................          .60 %             1.02 %           1.30 %           1.40 %         1.67 %
  Number of units outstanding at end of
    year (thousands)..........................       16,554             17,896           19,557           21,841         22,516
  Portfolio turnover rate.....................           85 %               96 %            103 %             81 %          189 %
  Average commission rate paid+...............    $    .047                  -                -                -              -


Contracts issued on or after May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                    1996               1995                1994              1993          1992
                                                    ----               ----                ----              ----          ----
SELECTED PER UNIT DATA:
   Total investment income......................    $    .212        $      .205        $     .189         $   .184     $     .188
   Operating expenses...........................         .175               .140              .115             .106           .098
                                                    ---------        -----------        ----------         --------     ----------

   Net investment income........................         .037               .065              .074             .078           .090

   Unit value at beginning of year..............        9.369              6.917             7.007            6.507          6.447
   Net realized and change in unrealized
     gains (losses).............................        1.965              2.387             (.164)            .422          (.030)
                                                    ---------        -----------        ----------         --------     ----------

   Unit value at end of year....................    $  11.371        $     9.369        $    6.917         $  7.007     $    6.507
                                                    =========        ===========        ==========         ========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase (decrease) in unit value........    $    2.00        $      2.45        $     (.09)        $    .50     $      .06
   Ratio of operating expenses to average
     net assets.................................         1.70 %             1.70 %            1.65 %           1.57 %         1.58 %
   Ratio of net investment income to average
     net assets.................................          .36 %              .79 %            1.05 %           1.15 %         1.43 %
   Number of units outstanding at end of year
     (thousands)................................       27,578             26,688            26,692           28,497         29,661
   Portfolio turnover rate......................           85 %               96 %             103 %             81 %          189 %
   Average commission rate paid+................    $    .047                  -                 -                -              -

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996



                                          NO. OF        MARKET
                                          SHARES        VALUE
                                         --------    -----------
COMMON STOCKS (99.3%)

AGRICULTURE (0.5%)
 Pioneer Hi Bred International            33,500    $   2,345,000
                                                    -------------
AMUSEMENTS (0.8%)
 Walt Disney Co.                          61,555        4,285,767
                                                    -------------
BANKING (7.9%)
 Banc One Corp.                           35,740        1,536,820
 Bank of Boston Corp.                     35,800        2,300,150
 BankAmerica Corp.                        51,100        5,097,225
 Barnett Banks Inc.                       17,500          719,687
 Chase Manhattan Corp.                    62,552        5,582,766
 Citicorp                                 67,200        6,921,600
 First Bank Systems, Inc.                 12,500          853,125
 First Chicago NBD                        29,200        1,569,500
 Golden West Financial Corp.              23,400        1,477,125
 Mellon Bank Corp.                        40,900        2,903,900
 NationsBank Corp.                        29,800        2,912,950
 Northern Trust Corp.                     41,400        1,503,338
 Norwest Corp.                            79,600        3,462,600
 SunTrust Banks, Inc.                     19,900          980,075
 Wells Fargo & Co.                         9,133        2,463,627
                                                    -------------
                                                       40,284,488
                                                    -------------
CHEMICALS, PHARMACEUTICALS AND
 ALLIED PRODUCTS (13.0%)
 Abbott Laboratories                      44,700        2,268,525
 American Home Products Corp.             34,400        2,016,700
 Amgen (A)                                49,000        2,667,438
 Bristol-Myers Squibb Co.                 64,400        7,003,500
 Colgate-Palmolive                        13,700        1,263,825
 Cytec Industries, Inc. (A)               43,100        1,750,937
 E.I. Dupont de Nemours & Co.             50,000        4,718,750
 Eli Lilly & Co.                          31,200        2,277,600
 Johnson & Johnson                       145,400        7,233,650
 Merck & Co.                             127,100       10,072,675
 Monsanto Co.                             88,500        3,440,438
 Morton International                     47,700        1,943,775
 Pfizer, Inc.                             57,500        4,765,312
 Procter & Gamble Co.                     63,900        6,869,250
 Schering-Plough Corp.                    56,000        3,626,000
 Union Carbide Corp.                      50,900        2,080,538
 Warner-Lambert Co.                       24,600        1,845,000
                                                    -------------
                                                       65,843,913
                                                    -------------
COMMUNICATION (6.9%)
 Ameritech Corp.                          51,300        3,110,063
 AT&T Corp.                              108,100        4,702,350
 Bell Atlantic Corp.                      41,300        2,674,175
 BellSouth Corp.                          92,800        3,746,800
 Clear Channel Communications (A)         51,600        1,864,050
 GTE Corp.                                77,000        3,503,500
 MCI Communications Corp.                111,700        3,651,194
 NYNEX Corp.                              40,800        1,963,500
 Pacific Telesis Group                    32,100        1,179,675
 Sprint Corp.                             31,400        1,252,075
 SBC Communications, Inc.                 76,000        3,933,000
 TCI Satellite Entertainment (A)           6,120           60,817
 Tele-Communications Inc. (A)             61,200          799,425
 U.S. West Communications Group           16,900          545,025
 WorldCom, Inc. (A)                       74,100        1,931,231
                                                    -------------
                                                       34,916,880
                                                    -------------
CONTRACTORS (0.8%)
 Fluor Corp.                              30,300        1,901,325
 Halliburton Co.                          33,400        2,012,350
                                                    -------------
                                                        3,913,675
                                                    -------------
ELECTRICAL AND
 ELECTRONIC MACHINERY (8.1%)
 Andrew Corp. (A)                         30,200        1,602,486
 Atmel Corp. (A)                          54,600        1,815,450
 Duracell International, Inc.             25,600        1,788,800
 General Electric Corp.                  152,900       15,117,988
 Intel Corp.                              85,600       11,208,250
 Motorola, Inc.                           52,100        3,197,638
 Raychem Corp.                            23,150        1,854,894
 Texas Instruments, Inc.                  16,200        1,032,750
 Time Warner, Inc.                        49,200        1,845,000
 U.S. Robotics, Inc. (A)                  24,000        1,729,500
                                                    -------------
                                                       41,192,756
                                                    -------------
FINANCE (3.3%)
 American Express Co.                     45,100        2,548,150
 Federal Home Loan Mortgage Corp.         17,300        1,905,162
 Federal National Mortgage Association   100,900        3,758,525
 HFS Inc. (A)                             43,200        2,581,200
 Household International                  24,100        2,223,225
 Merrill Lynch & Co.                      15,200        1,238,800
 Morgan Stanley Group, Inc.               14,600          834,025
 Student Loan Marketing Association       17,200        1,601,750
                                                    -------------
                                                       16,690,837
                                                    -------------
FOOD (8.0%)
 Anheuser-Busch Cos.                      45,200        1,808,000
 Campbell Soup Co.                         9,600          770,400
 Coca-Cola Co.                           220,300       11,593,287
 ConAgra, Inc.                            68,400        3,402,900
 CPC International, Inc.                  31,600        2,449,000
 Dean Foods Co.                           57,500        1,854,375
 General Mills, Inc.                      14,400          912,600
 PepsiCo, Inc.                           142,700        4,173,975
 Philip Morris, Inc.                      88,700        9,989,838
 Sara Lee Corp.                           44,300        1,650,175
 Unilever N.V.                            12,400        2,173,100
                                                    -------------
                                                       40,777,650
                                                    -------------
FURNITURE AND FIXTURES (0.3%)
 Lear Corp. (A)                           38,300        1,306,987
                                                    -------------
HOTELS & LODGING (0.4%)
 Hilton Hotels Corp.                      67,500        1,763,438
                                                    -------------
INSURANCE (4.4%)
 Allstate Corp.                           40,575        2,348,278
 Ambac, Inc.                              40,100        2,661,638
 American International Group             43,350        4,692,638
 Chubb Corp.                              33,500        1,800,625
 Cigna Corp.                              17,600        2,404,600
 General Reinsurance Corp.                 7,300        1,151,575
 ITT Hartford Group, Inc.                 35,400        2,389,500
 MedPartners, Inc. (A)                    62,100        1,304,100
 SunAmerica, Inc.                         33,900        1,504,312
 Transatlantic Holdings, Inc.             26,500        2,133,250
                                                    -------------
                                                       22,390,516
                                                    -------------
LUMBER AND WOOD PRODUCTS (0.5%)
 Georgia-Pacific Corp.                    23,900        1,720,800
 Weyerhaeuser Co.                         18,200          862,225
                                                    -------------
                                                        2,583,025
                                                    -------------

<Captioin>
                                          NO. OF        MARKET
                                          SHARES        VALUE
                                         --------     ----------
MACHINERY (6.5%)
 Black & Decker Corp.                     63,200    $   1,903,900
 Caterpillar, Inc.                        18,500        1,392,125
 Cisco Systems, Inc. (A)                  92,500        5,891,094
 Compaq Computer Corp. (A)                26,600        1,975,050
 Deere & Co.                              56,100        2,279,063
 Gateway 2000, Inc. (A)                   27,600        1,478,325
 Hewlett-Packard Co.                      91,400        4,592,850
 International Business Machines Corp.    46,800        7,066,800
 Lucent Technologies                      56,323        2,604,939
 Sun Microsystems (A)                     95,800        2,460,862
 3Com Corp. (A)                           15,500        1,136,344
                                                    -------------
                                                       32,781,352
                                                    -------------
METAL PRODUCTS (1.5%)
 Aluminum Co. of America                  24,800        1,581,000
 Gillette Co.                             62,300        4,843,825
 Nucor Corp.                               8,100          413,100
 USX-U.S. Steel Group                     25,200          790,650
                                                    -------------
                                                        7,628,575
                                                    -------------
MINING (0.7%)
 Freeport-McMoRan Copper & Gold           68,500        2,046,437
 Homestake Mining Co.                     88,700        1,263,975
                                                    -------------
                                                        3,310,412
                                                    -------------
MISCELLANEOUS MANUFACTURING (2.3 %)
 American Brands                          15,200          754,300
 Eastman Kodak Co.                        29,700        2,383,425
 Emerson Electric Co.                     20,100        1,944,675
 Guidant Corp.                            33,500        1,909,500
 Honeywell, Inc.                          32,900        2,163,175
 Medtronics, Inc.                         21,900        1,489,200
 Xerox Corp.                              27,900        1,468,238
                                                    -------------
                                                       12,112,513
                                                    -------------
OIL & GAS (0.9%)
 Chesapeake Energy Corp. (A)              28,100        1,563,062
 Louisiana Land & Exploration             31,300        1,678,463
 Schlumberger Ltd.                        13,600        1,358,300
 Union Pacific Resources Group                 1               29
                                                    -------------
                                                        4,599,854
                                                    -------------
PAPER AND ALLIED PRODUCTS (0.9%)
 Kimberly Clark Corp.                     25,730        2,450,782
 Willamette Industries, Inc.              28,800        2,005,200
                                                    -------------
                                                        4,455,982
                                                    -------------
PETROLEUM REFINING AND
 RELATED INDUSTRIES (8.2%)
 Amerada Hess                             34,900        2,019,838
 Amoco Corp.                              44,200        3,558,100
 Ashland Oil, Inc.                        39,600        1,737,450
 Atlantic Richfield Co.                   10,500        1,391,250
 Chevron Corp.                            58,900        3,828,500
 Exxon Corp.                              95,700        9,378,600
 Mobil Corp.                              48,300        5,904,675
 Royal Dutch Petroleum Co.                38,600        6,590,950
 Texaco, Inc.                             50,000        4,906,250
 Unocal Corp.                             54,600        2,218,125
                                                    -------------
                                                       41,533,738
                                                    -------------
PRINTING, PUBLISHING AND
 ALLIED INDUSTRIES (0.8%)
 Gannet Co.                               32,300        2,418,462
 New York Times Co.                       48,300        1,835,400
                                                    -------------
                                                        4,253,862
                                                    -------------
RETAIL (4.5%)
 American Stores                          50,100        2,047,837
 Borders Group, Inc. (A)                  40,500        1,452,938
 Dollar General Corp.                     47,400        1,516,800
 Federated Department Stores, Inc. (A)    59,500        2,030,437
 Home Depot, Inc.                         45,966        2,304,046
 Lowe's Cos.                              55,200        1,959,600
 McDonalds Corp.                          57,500        2,601,875
 Sears Roebuck & Co.                      34,300        1,582,088
 The GAP, Inc.                            76,200        2,295,525
 Tiffany & Co.                            42,600        1,560,225
 Wal-Mart Stores, Inc.                   159,700        3,653,137
                                                    -------------
                                                       23,004,508
                                                    -------------
RUBBER AND PLASTIC PRODUCTS (1.4%)
 Armstrong World Industries               24,600        1,709,700
 Illinois Tool Works                      31,300        2,500,088
 Nike, Inc.                               52,500        3,136,875
                                                    -------------
                                                        7,346,663
                                                    -------------
SERVICES (5.2%)
 AccuStaff, Inc. (A)                      75,600        1,597,050
 Automatic Data Process                   28,400        1,217,650
 Columbia/HCA Healthcare Corp.            60,900        2,481,675
 Computer Associates International        56,675        2,819,581
 Corrections Corp. of America (A)         49,000        1,500,625
 First Data Corp.                         40,400        1,474,600
 HBO & Co.                                38,900        2,309,688
 Microsoft (A)                           109,000        9,012,937
 Oracle Corp. (A)                         58,850        2,453,309
 Vencor, Inc. (A)                         47,000        1,486,375
                                                    -------------
                                                       26,353,490
                                                    -------------
STONE, CLAY, GLASS, AND
 CONCRETE PRODUCTS (0.6%)
 Minnesota Mining & Manufacturing Co.     38,500        3,190,687
                                                    -------------
TEXTILE MILL PRODUCTS (0.4%)
 V.F. Corp.                               28,100        1,896,750
                                                    -------------
TRANSPORTATION (1.2%)
 Burlington Northern Santa Fe             31,100        2,686,262
 Conrail, Inc.                             7,241          721,384
 Continental Air, Inc. (A)                54,900        1,550,925
 Union Pacific Corp.                      19,500        1,172,438
                                                    -------------
                                                        6,131,009
                                                    -------------
TRANSPORTATION MANUFACTURING (4.3%)
 Allied Signal, Inc.                      25,400        1,701,800
 Boeing Co.                               48,400        5,148,550
 Chrysler Corp.                           86,900        2,867,700
 Ford Motor Co.                          104,100        3,318,187
 General Motors Corp.                     63,300        3,528,975
 Lockheed Martin Corp.                    18,139        1,659,719
 United Technologies Corp.                53,400        3,524,400
                                                    -------------
                                                       21,749,331
                                                    -------------

                                                     NO. OF         MARKET
                                                     SHARES         VALUE
                                                    --------     -----------
UTILITIES (4.0%)
 AES Corp. (A)                                        41,200    $    1,915,800
 Allegheny Power Systems                              47,500         1,442,812
 Baltimore Gas & Electric Co.                         48,900         1,308,075
 CalEnergy Co. (A)                                    49,600         1,667,800
 Columbia Gas Systems, Inc.                           29,200         1,857,850
 Consolidated Natural Gas Co.                         35,700         1,972,425
 CMS Energy Corp.                                     31,700         1,065,913
 Duke Power Co.                                       18,500           855,625
 Florida Power & Light Co.                            15,900           731,400
 Houston Industries                                   24,100           545,263
 Pacific Enterprises                                  20,800           631,800
 Sonat, Inc.                                          38,900         2,003,350
 Southern Co.                                         99,600         2,253,450
 Texas Utilities Co.                                  55,900         2,277,925
                                                                --------------
                                                                    20,529,488
                                                                --------------
WHOLESALE TRADE (1.0%)
 Crane Co.                                            68,700         1,992,300
 Enron Corp.                                          23,100           996,188
 Grainger (W.W.)                                      24,500         1,966,125
                                                                --------------
                                                                     4,954,613
                                                                --------------
TOTAL COMMON STOCKS
 (COST $376,548,106)                                               504,127,759
                                                                --------------
                                                  PRINCIPAL
                                                   AMOUNT
                                                  ---------
SHORT-TERM INVESTMENTS (0.7%)

 REPURCHASE AGREEMENTS (0.7%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $3,200,000,
   7.875% due November 15, 2004                 $  3,463,000         3,463,000
                                                                --------------
 TOTAL SHORT-TERM
  INVESTMENTS (COST $3,463,000)                                      3,463,000
                                                                --------------

 TOTAL INVESTMENTS (100%)
  (COST $380,011,106) (B)                                       $  507,590,759
                                                                ==============

NOTES

(A) Non-income Producing Security.

(B) At December 31, 1996, net unrealized appreciation for all securities was $127,579,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $130,553,071 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,973,418.




                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1996 started out with the Federal Government shut down and investor concerns about a possible recession. The bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly as the two year Treasury yield was lower than the federal funds rate. The Fed did cut their federal funds rate target 0.25% in January but then strong employment growth over the next several months sent bonds into a tailspin reminiscent of 1994. Rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting. The Fed decided to hold steady at the September meeting and interest rates declined from then until December as economic growth slowed in the fourth quarter. The market also responded positively to the election results as the Republicans maintained control of Congress despite President Clinton's re-election. Going into December, the markets were reflecting a best case scenario of moderate economic growth with low inflation and low unemployment coupled with a benign to positive political landscape. Rates started rising again in December as some economic indicators strengthened but ended the year well below the levels seen in the second and third quarters.

U.S. bonds had their best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.45% for the quarter and 4.06% for the full year. The Travelers Quality Bond Account for Variable Annuities ("Account QB") had a 2.34% return in the quarter which was 0.11 ahead of the index. For the full year, Treasuries with maturities longer than 10 years had negative total returns. Returns were worse the longer the average duration with the Salomon 1 month CD index returning 5.51%, the Lehman Intermediate Government/Corporate Index returning 4.06%, and the Lehman Long Government/Corporate Index returning 0.13%. For the full year Account QB returned 4.95%, before fees and expenses, 89 basis points better than the Lehman Intermediate Government/Corporate Index, which is its benchmark. Net of fees and expenses, total return of Account QB was 3.38% for the year. Account QB was helped by the strong performance of its position in corporate and asset backed securities relative to Treasuries.

We expect interest rates to stay in the trading range established in 1996 (the 30 year ranged between 5.95% and 7.19%). Low unemployment creates the potential for strong consumer spending growth and for cyclical upward inflation pressure through wages, putting a lower limit on where rates can go. On the higher rate side, the 7% level has proven to be a sufficient level to draw increased interest in bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high. The yield curve was fairly steady at average slopes throughout 1996. We do not see anything that would cause that to change significantly. We are keeping Account QB's duration and maturity structure relatively close to that of the index.

Within the fixed income markets, demand for spread product continued to be high in 1996. Along with tight spreads against Treasuries, spreads for lower quality corporates are compressed with the spreads on higher quality corporates. The mortgage backed and asset backed markets are similarly compressed, with previous opportunities in B-piece credit cards, commercial mortgage backed securities, and seasoned mortgage product squeezed by investors digging for yield. There is nothing in our economic outlook which is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that don't offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporates that sometimes have very strong balance sheets but are capped by the rating of their home country.

PORTFOLIO MANAGER:  F. DENNEY VOSS


                                 [TAMIC LOGO]

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES



NON-TIMED 12/96                                                         1 YEAR           3 YEAR           5 YEAR
The Travelers Quality Bond Account for Variable Annuities                 3.38%            4.92%             5.9%
Lipper Short Intermediate Investment Grade Debt Category Average          2.84%            3.74%            4.58%


This is a comparison of The Travelers Quality Bond Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1996. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -1.80%, five year 4.80% and ten year 6.46%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $168,903,822)..........    $  169,102,897
   Receivables:
      Interest.........................................................         1,310,828
      Purchase payments and transfers from other Travelers accounts....            46,873
   Other assets........................................................             1,519
                                                                           --------------

          Total Assets.................................................       170,462,117
                                                                           --------------

LIABILITIES:
   Cash overdraft......................................................             4,052
   Payables:
      Contract surrenders and transfers to other Travelers accounts....           213,078
      Investment management and advisory fees..........................             6,078
   Accrued liabilities.................................................            30,557
                                                                           --------------

          Total Liabilities............................................           253,765
                                                                           --------------

NET ASSETS.............................................................    $  170,208,352
                                                                           ==============

                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Interest...................................................                      $   13,160,431

EXPENSES:
   Investment management and advisory fees....................    $      576,329
   Insurance charges..........................................         2,103,316
                                                                  ---------------
      Total expenses..........................................                           2,679,645
                                                                                    ---------------

         Net investment income................................                          10,480,786
                                                                                    ---------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
      INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
      Proceeds from investment securities sold................       343,310,465
      Cost of investment securities sold......................       342,244,839
                                                                  ---------------

         Net realized gain....................................                           1,065,626

   Change in unrealized gain on investment securities:
      Unrealized gain at December 31, 1995....................         6,087,673
      Unrealized gain at December 31, 1996....................           199,075
                                                                  ---------------

         Net change in unrealized gain for the year...........                          (5,888,598)
                                                                                    ---------------

            Net realized gain and change in unrealized gain...                          (4,822,972)
                                                                                    ---------------

   Net increase in net assets resulting from operations                             $    5,657,814
                                                                                    ===============

                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                 1996               1995
                                                                          -----------------   ----------------
OPERATIONS:
   Net investment income..............................................    $     10,480,786    $     9,023,430
   Net realized gain from investment security transactions............           1,065,626          1,019,178
   Net change in unrealized gain (loss) on investment securities......          (5,888,598)        12,716,988
                                                                          -----------------   ----------------

      Net increase in net assets resulting from operations............           5,657,814         22,759,596
                                                                          -----------------   ----------------

UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 3,643,171 and 3,283,550 units, respectively).....          17,905,073         15,219,291
   Participant transfers from other Travelers accounts
      (applicable to 3,024,146 and 4,374,714 units, respectively).....          14,870,447         20,342,504
   Administrative charges
      (applicable to 27,353 and 30,577 units, respectively)...........            (135,785)          (146,591)
   Contract surrenders
      (applicable to 2,968,208 and 3,514,833 units, respectively).....         (14,715,900)       (16,280,761)
   Participant transfers to other Travelers accounts
      (applicable to 6,532,400 and 5,302,454 units, respectively).....         (32,090,166)       (24,324,600)
   Other payments to participants
      (applicable to 177,391 and 146,460 units, respectively).........            (884,681)          (686,680)
                                                                          -----------------   ----------------

      Net decrease in net assets resulting from unit transactions.....         (15,051,012)        (5,876,837)
                                                                          -----------------   ----------------

         Net increase (decrease) in net assets........................          (9,393,198)        16,882,759


NET ASSETS:
   Beginning of year.................................................          179,601,550        162,718,791
                                                                          -----------------   ----------------

   End of year.......................................................     $    170,208,352    $   179,601,550
                                                                          =================   ================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The costs of purchases and proceeds from sales of bonds (other than short-term securities) were $183,257,990 and $192,416,249, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $116,946,574 and $114,368,811, respectively, for the year ended December 31, 1996. Realized gains and losses from security transactions are reported on an identified cost basis.

    Account QB placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commission paid to these affiliated firms was $14,250 for the year ended December 31, 1995. There were no commissions paid to affiliated firms for the year ended December 31, 1996.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $13,748 and $20,292 for the years ended December 31, 1996 and 1995, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $70,089 and $108,615 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  NET ASSETS HELD BY AFFILIATE

    Approximately $760,000 and $755,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 1996 and 1995, respectively. Transactions with this affiliate during the years ended December 31, 1996 and 1995, were comprised of participant purchase payments of approximately $276,000 and $17,000, and contract surrenders of approximately $141,000 and $86,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY


                                                                                       DECEMBER 31, 1996
                                                                       -----------------------------------------------
                                                                                           UNIT             NET
                                                                         UNITS             VALUE           ASSETS
                                                                         -----             -----           ------
Accumulation phase of contracts issued prior to May 16, 1983.........   8,497,114        $    5.234     $   44,465,564
Annuity phase of contracts issued prior to May 16, 1983..............      52,065             5.234            272,458
Accumulation phase of contracts issued on or after May 16, 1983......  24,794,468             5.060        125,421,467
Annuity phase of contracts issued on or after May 16, 1983...........       9,660             5.060             48,863
                                                                                                        --------------

Net Contract Owners' Equity..................................................................           $  170,208,352
                                                                                                        ==============

6. SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each year.)




   Contracts issued prior to May 16, 1983

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                      1996            1995          1994             1993              1992
                                                      ----            ----          ----             ----              ----
SELECTED PER UNIT DATA:
   Total investment income.....................    $     .379       $    .328     $     .318        $     .306      $      .317
   Operating expenses..........................          .067            .063           .059              .058             .050
                                                   -----------      ----------    -----------       -----------     ------------

   Net investment income.......................          .312            .265           .259              .248             .267

   Unit value at beginning of year.............         5.050           4.400          4.498             4.150            3.880
   Net realized and change in unrealized
     gains (losses)............................         (.128)           .385          (.357)             .100             .003
                                                   -----------      ----------    -----------       -----------     ------------

   Unit value at end of year...................    $    5.234       $   5.050     $    4.400        $    4.498      $     4.150
                                                   ===========      ==========    ===========       ===========     ============

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase (decrease) in unit value.......    $      .18       $     .65     $     (.10)       $      .35      $       .27
   Ratio of operating expenses to average
     net assets................................          1.33 %          1.33 %         1.33 %            1.33 %           1.33 %
   Ratio of net investment income to average
     net assets................................          6.12 %          5.54 %         5.87 %            5.66 %           6.61 %
   Number of units outstanding at end of year
     (thousands)...............................         8,549           9,325         10,694            12,489           13,416
   Portfolio turnover rate.....................           176 %           138 %           27 %              24 %             23 %

   Contracts issued on or after May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                        1996            1995             1994             1993            1992
                                                        ----            ----             ----             ----            ----
SELECTED PER UNIT DATA:
   Total investment income.......................    $    .368        $    .319        $    .310       $      .299      $     .311
   Operating expenses............................         .078             .073             .069              .067            .061
                                                     ----------       ----------       ----------      ------------     -----------

   Net investment income.........................         .290             .246             .241              .232            .250

   Unit value at beginning of year...............        4.894            4.274            4.381             4.052           3.799
   Net realized and change in unrealized
     gains (losses)..............................        (.124)            .374            (.348)             .097            .003
                                                     ----------       ----------       ----------      ------------     -----------

   Unit value at end of year.....................    $   5.060        $   4.894        $   4.274       $     4.381      $    4.052
                                                     ==========       ==========       ==========      ============     ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase (decrease) in unit value.........    $     .17        $     .62        $    (.11)      $      .33      $      .25
   Ratio of operating expenses to average
     net assets..................................         1.57 %           1.57 %           1.57 %           1.57 %          1.58 %
   Ratio of net investment income to average
     net assets..................................         5.87 %           5.29 %           5.62 %           5.41 %          6.38 %
   Number of units outstanding at end of year
     (thousands).................................       24,804           27,066           27,033           28,472          20,250
   Portfolio turnover rate.......................          176 %            138 %             27 %             24 %            23 %

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                                     PRINCIPAL           MARKET
                                                      AMOUNT             VALUE
                                                   -----------        ----------
BONDS (75.4%)

AMUSEMENTS (4.2%)
 Six Flags Entertainment,
  0.00% Notes, 1999                               $    8,850,000    $    7,168,500
                                                                    --------------
COMMUNICATION (16.0%)
 BellSouth Capital Funding,
  6.04% Debentures, 2026                               4,500,000         4,479,062
 Continental Cablevision, Inc.,
  11.00% Debentures, 2007                              5,000,000         5,715,165
 MCI Communications Corp.,
  7.125% Debentures, 2027                              8,500,000         8,811,627
 Tele-Communications, Inc.,
  9.65% Debentures, 2003                               7,500,000         7,993,980
                                                                    --------------
                                                                        26,999,834
                                                                    --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.3%)
 Grand Met Investment Corp.,
  0.00% Notes, 2004                                   10,000,000         6,194,550
 Kidder Peabody Mortgage
  Asset Trust 23,
  9.88% Pass Through, 2019                               349,856           354,096
 PB CMO Trust II,
  9.20% Pass Through, 2018                               390,595           393,279
 Prudential Home Mortgage 1992-17,
  8.00% Pass Through, 2007                             2,000,000         2,028,504
                                                                    --------------
                                                                         8,970,429
                                                                    --------------
CREDIT CARD RECEIVABLES (3.3%)
 Household Private Label
  CC MT 1994-2 B Certificate,
  8.00% Pass Through, 1999                             3,500,000         3,637,298
 Signet Credit Card
  Master Trust, 1993-4 B,
  5.80% Pass Through, 1999                             2,000,000         1,983,240
                                                                    --------------
                                                                         5,620,538
                                                                    --------------
FINANCE (7.7%)
 Alco Capital Resources,
  7.33% Notes, 1998                                    6,000,000         6,091,020
 New Plan Realty Trust,
  5.95% Notes, 2026                                    7,000,000         6,988,282
                                                                    --------------
                                                                        13,079,302
                                                                    --------------
FOREIGN NATIONAL GOVERNMENT (6.1%)
 Kingdom of Sweden,
  0.00% Notes, 2000                                   10,000,000         8,056,250
 Republic of Austria,
  0.00% Debentures, 2000                               3,000,000         2,336,250
                                                                    --------------
                                                                        10,392,500
                                                                    --------------
MACHINERY (5.0%)
 Hewlett-Packard Co.,
  6.50% Notes, 1999                                    8,425,000         8,503,984
                                                                    --------------

TOBACCO MANUFACTURERS (9.1%)
 Philip Morris, Inc.,
  6.95% Notes, 2006                                    8,800,000         8,925,294
 RJR Nabisco, Inc.,
  8.30% Notes, 1999                                    6,200,000         6,440,157
                                                                    --------------
                                                                        15,365,451
                                                                    --------------
TRANSPORTATION (2.3%)
 American Airlines, Inc., 1993-A4,
  6.50% Notes, 1997                                    1,896,000         1,898,840
 Delta Airlines, Inc.,
  9.25% Sinking Fund, 2007                             1,858,510         1,920,752
                                                                    --------------
                                                                         3,819,592
                                                                    --------------
UTILITIES (16.4%)
 DQU II Funding,
  7.23% Bonds, 1999                                    5,692,000         5,756,451
 Gulf States Utilities Co.,
  7.35% Notes, 1998                                    7,000,000         7,107,870
 Illinois Power Co.,
  6 .50% Notes, 1999                                   7,000,000         6,995,856
 NIPSCO Capital Market, Inc.,
  0.00% Bonds, 1997                                    4,500,000         4,260,150
 United Illuminating Company
  7.375% Debentures, 1998                              3,500,000         3,544,713
                                                                    --------------
                                                                        27,665,040
                                                                    --------------
  TOTAL BONDS
   (COST $127,502,319)                                                 127,585,170
                                                                    --------------
U.S. GOVERNMENT AGENCY
 SECURITIES (9.4%)

 FHLMC Gold 24yr ZC,
  5.15% Pass Through, 2012                             4,686,782         4,617,886
 FNMA Principal Strip,
  0.00% Debentures, 2002                               5,000,000         4,950,440
 GNMA 1996-22 Va,
  7.00% Pass Through, 2005                             4,284,069         4,338,978
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2023                             1,957,284         1,917,526
                                                                    --------------
 TOTAL U.S. GOVERNMENT
  AGENCY SECURITIES
   (COST $15,621,363)                                                   15,824,830
                                                                    --------------
U.S. GOVERNMENT
 SECURITIES (14.7%)

 United States of America Treasury,
  5.625% Notes, 2000                                   1,000,000           982,187
 United States of America Treasury,
  5.875% Notes, 2000                                  16,500,000        16,381,398
 United States of America Treasury,
  6.25% Notes, 2003                                    7,500,000         7,495,312
                                                                    --------------
  TOTAL U.S. GOVERNMENT
   SECURITIES
   (COST $24,946,140)                                                   24,858,897
                                                                    --------------

SHORT-TERM INVESTMENTS (0.5%)

 REPURCHASE AGREEMENTS (0.5%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $775,000,
   7.875% due November 15, 2004                          834,000           834,000
                                                                    --------------
   TOTAL SHORT-TERM
    INVESTMENTS (COST $834,000)                                            834,000
                                                                    --------------
   TOTAL INVESTMENTS (100%)
    (COST $168,903,822) (A)                                         $  169,102,897
                                                                    ==============

NOTES

(A) At December 31, 1996, net unrealized appreciation for all securities was $199,075. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $983,140 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $784,065.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Quality Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1996 started out with investor concerns about a possible recession. The market expected the Federal Reserve Board ("Fed") to cut interest rates significantly and in January there was a 0.25% reduction to 5.25%. However, strong employment growth in the first and second quarters shifted concerns from recession to inflation. Due to mixed economic data for the balance of 1996, the Fed maintained a steady course and inacted no other rate changes.

A "Do Not Disturb" sign hung over the financial markets for most of the fourth quarter. The federal funds rate remained unchanged at 5.25% and for most of the quarter economic data exhibited modest growth and subdued inflation. Long-term bond yields started the quarter at 6.97% and ended the quarter at 6.64%. However, the January, 1997 release of December, 1996 employment data reflected the creation of 262,000 new jobs which was significantly above estimates, an increase in the average work week and the average hours worked index increased .9% created further inflation concerns.

Our expectation is for the Fed to continue to stifle any potential increase in inflation and if economic data continues to reflect above average growth the Fed will take action and increase the federal funds rate.

In light of this the strategy in the management of The Travelers Money Market Account for Variable Annuities' short-term assets will be to maintain maturities in the 30 to 60 day range. At year end the asset size of the portfolio was $84.7 million with an average yield of 5.47% and an average life of 50.4 days.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.










                                 [TAMIC LOGO]

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


NON-TIMED 12/96                                                 1 YEAR                  3 YEAR                  5 YEAR
The Travelers Money Market Account for Variable Annuities        3.94%                  3.71%                    3.03%
Lipper Money Market Category Average                             3.82%                  3.60%                    2.94%



This is a comparison of The Travelers Money Market Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1996. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. An investment in The Travelers Money Market Account for Variable Annuities is neither insured nor guaranteed by the U.S. Government.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -1.25%, five year 1.84% and ten year 4.32%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $84,682,870)..........    $  84,664,467
   Cash...............................................................            1,455
   Receivables:
      Interest........................................................          568,428
      Purchase payments and transfers from other Travelers accounts...        1,495,715
   Other assets.......................................................              380
                                                                          -------------
         Total Assets.................................................       86,730,445
                                                                          -------------

LIABILITIES:
   Payables:
      Contract surrenders and transfers to other Travelers accounts...          360,210
      Investment management and advisory fees.........................            3,027
   Accrued liabilities................................................           11,793
                                                                          -------------

         Total Liabilities............................................          375,030
                                                                          -------------

NET ASSETS............................................................    $  86,355,415
                                                                          =============

                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Interest..................................................                  $  4,217,448


EXPENSES:
   Investment management and advisory fees...................    $  253,092
   Insurance charges.........................................       973,645
                                                                 ----------
      Total expenses.........................................                     1,226,737
                                                                               ------------

         Net investment income...............................                     2,990,711
                                                                               ------------

   Net increase in net assets resulting from operations......                  $  2,990,711
                                                                               ============

                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                        1996                1995
                                                                                        ----                ----
OPERATIONS:
   Net investment income.......................................................    $      2,990,711    $     3,427,447
                                                                                   -----------------   ----------------
      Net increase in net assets resulting from operations.....................           2,990,711          3,427,447
                                                                                   -----------------   ----------------

UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 9,424,587 and 6,970,794 units, respectively)..............          20,964,777         14,864,399
   Participant transfers from other Travelers accounts
      (applicable to 55,407,340 and 39,907,908 units, respectively)............         123,185,617         85,226,642
   Administrative charges
      (applicable to 39,967 and 44,021 units, respectively)....................             (89,466)           (94,696)
   Contract surrenders
      (applicable to 4,688,797 and 5,220,626 units, respectively)..............         (10,410,253)       (11,137,360)
   Participant transfers to other Travelers accounts
      (applicable to 57,859,014 and 45,205,495 units, respectively)............        (128,506,136)       (96,405,902)
   Other payments to participants
      (applicable to 14,133 and 363,303 units, respectively)...................             (31,246)          (782,623)
                                                                                   -----------------   ----------------
      Net increase (decrease) in net assets resulting from unit transactions...           5,113,293         (8,329,540)
                                                                                   -----------------   ----------------
         Net increase (decrease) in net assets.................................           8,104,004         (4,902,093)


NET ASSETS:
   Beginning of year...........................................................          78,251,411         83,153,504
                                                                                   -----------------   ----------------
   End of year.................................................................    $     86,355,415    $    78,251,411
                                                                                   =================   ================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

    SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed-upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES.   The operations of Account MM form a part of the
    total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $77,935 and $142,783 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

3.  NET ASSETS HELD BY AFFILIATE

    Approximately $4,150,000 and $1,816,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 1996 and 1995, respectively. Transactions with this affiliate during the years ended December 31, 1996 and 1995, were comprised of participant purchase payments of approximately $3,085,000 and $965,000 and contract surrenders of approximately $826,000 and $72,000, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                                      DECEMBER 31, 1996
                                                                       -------------------------------------------------
                                                                                                               NET
                                                                         UNITS            UNIT VALUE          ASSETS
                                                                         -----            ----------          ------
Accumulation phase of contracts issued prior to May 16, 1983........     112,316        $       2.341     $     262,867
Accumulation phase of contracts issued on or after May 16, 1983.....  37,952,473                2.263        85,884,938
Annuity phase of contracts issued on or after May 16, 1983..........      91,743                2.263           207,610
                                                                                                          -------------
Net Contract Owners' Equity.....................................................................          $  86,355,415
                                                                                                          =============

5.  SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each year.)



Contracts issued prior to May 16, 1983

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                      1996            1995            1994          1993          1992
                                                      ----            ----            ----          ----          ----
SELECTED PER UNIT DATA:
   Total investment income.....................    $    .125        $    .130      $    .091      $    .067      $    .079
   Operating expenses..........................         .030             .030           .028           .027           .027
                                                   ----------       ----------     ----------     ----------     ----------
   Net investment income.......................         .095             .100           .063           .040           .052

   Unit value at beginning of year.............        2.246            2.146          2.083          2.043          1.991
                                                   ----------       ----------     ----------     ----------     ----------

   Unit value at end of year...................    $   2.341        $   2.246      $   2.146      $   2.083      $   2.043
                                                   ==========       ==========     ==========     ==========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value..................    $     .10        $     .10      $     .06      $     .04      $     .05
   Ratio of operating expenses to average
     net assets................................         1.33 %           1.33 %         1.33 %         1.33 %         1.33 %
   Ratio of net investment income to average
     net assets................................         4.10 %           4.61 %         2.98 %         1.93 %         2.58 %
   Number of units outstanding at end of year
     (thousands)...............................          112              206            206            218            227


Contracts issued on or after May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
                                                     1996             1995            1994          1993               1992
                                                     ----             ----            ----          ----               -----
SELECTED PER UNIT DATA:
   Total investment income....................    $    .121        $    .127       $    .087      $    .065          $    .077
   Operating expenses.........................         .035             .034            .032           .031               .031
                                                  ----------       ----------      ----------     ----------         ----------
   Net investment income......................         .086             .093            .055           .034               .046

   Unit value at beginning of year............        2.177            2.084           2.029          1.995              1.949
                                                  ----------       ----------      ----------     ----------         ----------
   Unit value at end of year..................    $   2.263        $   2.177       $   2.084      $   2.029          $   1.995
                                                  ==========       ==========      ==========     ==========         ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value.................    $     .09        $     .09       $     .06      $     .03          $     .05
   Ratio of operating expenses to average
     net assets...............................         1.57 %           1.57 %          1.57 %         1.57 %             1.57 %
   Ratio of net investment income to average
     net assets...............................         3.84 %           4.36 %          2.72 %         1.68 %             2.33 %
   Number of units outstanding at end of year
     (thousands)..............................       38,044           35,721          39,675         34,227             42,115

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                                          PRINCIPAL         MARKET
                                                           AMOUNT           VALUE
                                                         -----------      ----------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (95.5%)
  Abbott Laboratories,
   5.34% due January 3, 1997                             $  3,500,000    $   3,498,058
  Allied Signal, Inc.,
   5.53% due January 22, 1997                               2,500,000        2,491,302
  American Express Credit Corp.,
   5.37% due February 6, 1997                               2,000,000        1,988,748
  Bankers Trust NY Corp.,
   5.55% due February 19, 1997                              1,400,000        1,389,448
  BHP Finance (USA), Inc.,
   5.39% due February 4, 1997                               3,000,000        2,984,016
  Chase Manhattan Bank,
   5.37% due January 31, 1997                               2,885,901        2,873,148
  Ciesco LP,
   5.40% due January 9, 1997                                3,000,000        2,995,314
  Cincinnati Gas & Electric,
   6.21% due September 1, 1997                              2,000,000        1,992,916
  CIT Group Holdings, Inc.,
   5.20% due September 30, 1997                               500,000          502,187
  Eastman Kodak Co.,
   6.08% due April 15, 1997                                 3,000,000        3,020,535
  Engelhard Corp.,
   5.38% due February 14, 1997                              3,500,000        3,476,179
  Federal Home Loan Banks,
   5.93% due October 2, 1997                                  400,000          400,458
  General Electric Capital Corp.,
   5.31% due January 16, 1997                               3,500,000        3,499,776
  Heinz H. J. Co.,
   5.43% due January 6, 1997                                1,600,000        1,598,280
  Heinz H. J. Co.,
   5.54% due January 30, 1997                               2,000,000        1,990,806
  Household Finance Corp.,
   5.45% due January 7, 1997                                2,500,000        2,496,898
  PacifiCorp,
   5.61% due January 27, 1997                               2,000,000        2,002,542
  Penney JC Funding Corp.,
   5.74% due October 15, 1997                               2,000,000        2,064,970
  Phillip Morris, Inc.,
   5.34% due January 15, 1997                               2,700,000        2,693,423
  Potomac Electric Power Co.,
   5.61% due January 15, 1997                               3,500,000        3,491,474
  Potomac Electric Power Co.,
   5.66% due January 15, 1997                                 500,000          498,782
  Prudential Funding Corp.,
   5.35% due January 6, 1997                                3,000,000        2,996,775
  PACCAR Financial Corp.,
   5.40% due January 2, 1997                                3,500,000        3,498,691
  Raytheon Co.,
   5.37% due January 14, 1997                               3,500,000        3,491,954
  Sara Lee Corp.,
   5.79% due January 13, 1997                               3,000,000        2,999,445
  Seagram Joseph E. & Sons Inc.,
   5.44% due January 8, 1997                                3,500,000        3,495,086
  Societe Generale,
   5.21% due February 21, 1997                              3,500,000        3,498,988
  Southern California Edison Co.,
   5.36% due January 28, 1997                               3,000,000        2,987,025
  Toyota Motor Credit Corp.,
   5.35% due February 12, 1997                              3,000,000        2,980,464
  Weyerhaeuser Co.,
   5.35% due February 13, 1997                              3,500,000        3,476,693
  Xerox Corp.,
   5.34% due January 8, 1997                                3,500,000        3,495,086
                                                                         -------------
                                                                            80,869,467
                                                                         -------------
 REPURCHASE AGREEMENTS (4.5%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due
   January 2, 1997, collateralized
   by: United States of America
   Treasury, $3,510,000, 7.875%
   due November 15, 2004                                    3,795,000        3,795,000
                                                                         -------------
   TOTAL INVESTMENTS (100%)
    (COST $84,682,870)                                                   $  84,664,467
                                                                         =============

                       See Notes to Financial Statements

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Money Market Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

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                              Investment Advisers
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut

                                   Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York












This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.







VG-137    (Annual)    (12-96)   Printed in U.S.A.